Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and contingencies
20	Commitments and contingencies

Other than the capital leases disclosed in note 11, the Company also leases office space under operating leases. The leases typically run for one to three years with an option to renew the lease annually thereafter. Lease payments are revised annually to reflect market rentals. None of these leases includes contingent rentals.

Non-cancellable operating lease rentals at the end of each year are payable as follows:

	2010	2011	2011
	RMB	RMB	USD
			(unaudited)
Payable:
Within 1 year	4,944,672	2,170,008	344,397
Within 1-2 years	919,752	206,489	32,771
Within 2-3 years	120,154	-	-
Within 3-4 years	-	-	-
Within 4-5 years	-	-	-
	5,984,578	2,376,497	377,168

The Company recognized RMB9,482,032, RMB9,426,142 and RMB9,658,407 of rental expense for the years ended December 31, 2009, 2010 and 2011, respectively.

The Company provides indemnifications of varying scope and size to certain customers against claims of intellectual property infringement made by third parties arising from the use of the products. Due to the nature of the indemnification provided, the Company cannot estimate the fair value, nor determine the total nominal amount of the indemnification. The Company evaluates estimated losses for such indemnifications under FASB 450 Contingencies, Including Indirect Guarantees of Indebtedness of Others. The Company considers such factors as the degree of probability of an unfavourable outcome and the ability to make a reasonable estimate of the amount of loss. To date, the Company has not encountered material costs as a result of such obligations and have not accrued any liabilities related to such indemnifications in the financial statements.

The product warranty accrual reflects management’s best estimate of probable liability under its product warranties. Management determines the warranty accrual based on known product failures (if any), historical experience, and other currently available evidence. As of December 31, 2010 and 2011, the warranty accrual was nil. There has been no significant activity impacting the results of operations for any period presented.

Pursuant to the agreement for acquisition of Yuchengxin as discussed in note 1, in addition to the initial considerations, service vendors are entitled to additional equity consideration upon satisfaction of certain conditions. With respect to additional consideration, they are entitled to:

(1)	As of April 30, 2012, RMB Nil, or the net income of Yuchengxin in 2011 and the estimated net income of Yuchengxin in 2012 minus RMB10 million. Since the net income of Yuchengxin in 2011 and the estimated net income of Yuchengxin in 2012 is less than RMB10 million, this consideration is zero.

(2)	As of April 30, 2013, RMB Nil, or the total net income of Yuchengxin in 2011, 2012 and the estimated net income of Yuchengxin in 2013 minus first additional consideration and RMB10 million.

(3)	As of September 30, 2014, RMB Nil, or the total net income of Yuchengxin in 2011, 2012, 2013 and in six months ended June 30, 2014 minus first two additional considerations and RMB10 million.

If the total net income of Yuchengxin from 2011 to June 2014 is less than RMB10 million, the seller of Yuchengxin should return to the Company 70% of the excess of the total net income of Yuchengxin from 2011 to June 2014 over the RMB10 million.